July 3, 2014

To Foster Wheeler Employees:

Senior leaders of AMEC and Foster Wheeler met last week for the second integration workshop. A focus of the discussion was “day 1” actions and deliverables. Topics included finance, ethics, human resources, sustainability, business development, operations, IT and project management.

Two other areas received additional attention: culture/engagement and branding/communications – areas in which we have sought and obtained a great deal of input from employees and clients. Specifically, the agency that is assisting in this process has conducted employee surveys, executive interviews, multiple customer interviews, an extensive review of each company’s marketing materials and other documents, and multiple employee workshops in locations around the world. The information gathered from this process is being used to help define the “brand” of the new company.

You may recall that I invited Foster Wheeler employees at large to participate in this process by giving us their descriptions of our company in 20 words or less. AMEC had extended the same invitation to its employees. The responses numbered more than 150 and were passed along to the branding agency as additional input.

The 20-word responses from AMEC and Foster Wheeler employees showed a remarkable degree of similarity. Listed below are the 20 most frequently cited words and phrases:

Customer/client focused	Safe	Great people	Collaboration
World-class	Diversity	Sustainable	Dynamic
Ethical	Expertise	Trust	Innovative
Multi-cultural	High quality	Professional	Growth-oriented
Leader	Family	Excellence	Creative solutions

Thank you to all who took part in this extensive brand exercise.

If you have not already done so, I encourage you to join the nearly 9,000 active users of the AMEC-Foster Wheeler common intranet site (https://www.amecandfosterwheeler.com), where you can find an extensive collection of materials about the two companies as well as public documents related to the pending transaction.

Sincerely,

Kent Masters

Chief Executive Officer

Foster Wheeler AG communication materials may contain forward-looking statements that are based on management’s assumptions, expectations and projections about the Company and the various industries within which the Company operates. These include statements regarding the Company’s expectations about revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims and the costs of current and future asbestos claims and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described in the Form 10-K for the year ended December 31, 2013, filed with the SEC on February 27, 2014, and the following, could cause the Company’s business conditions and results to differ materially from what is contained in forward-looking statements including: the timing and success of the proposed offer and acquisition of the Company by AMEC, the risk that the Company’s business will be adversely impacted during the pending proposed offer and acquisition of the Company by AMEC, benefits, effects or results of the Company’s redomestication to Switzerland, deterioration in global economic conditions, changes in investment by the oil and gas, oil refining, chemical/petrochemical and power generation industries, changes in the financial condition of its customers, changes in regulatory environments, changes in project design or schedules, contract cancellations, the changes in estimates made by the Company of costs to complete projects, changes in trade, monetary and fiscal policies worldwide, compliance with laws and regulations relating to the Company’s global operations, currency fluctuations, war, terrorist attacks and/or natural disasters affecting facilities either owned by the Company or where equipment or services are or may be provided by the Company, interruptions to shipping lanes or other methods of transit, outcomes of pending and future litigation, including litigation regarding the Company’s liability for damages and insurance coverage for asbestos exposure, protection and validity of the Company’s patents and other intellectual property rights, increasing global competition, compliance with its debt covenants, recoverability of claims against the Company’s customers and others by the Company and claims by third parties against the Company, and changes in estimates used in its critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company’s control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed with or furnished to the SEC.

Important information

The pending exchange offer has not commenced. At the time the offer is commenced, AMEC will file a registration statement on Form F-4 and a Tender Offer statement on Schedule TO and the Company will file a Recommendation Statement on Schedule 14D-9 with respect to the offer. These documents will contain important information about the offer that should be read carefully before any decision is made with respect to the offer. These materials will be made available to the shareholders of the Company at no expense to them. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, www.sec.gov, after they have been filed. Any materials filed with the SEC may also be obtained without charge at the Company's website, www.fwc.com.

This announcement is for informational purposes only and does not constitute or form part of an offer to sell or the solicitation of an offer to buy or subscribe to any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This announcement is not an offer of securities for sale into the United States. No offering of securities shall be made in the United States except pursuant to registration under the US Securities Act of 1933, or an exemption therefrom.

Participants in the Solicitation

The Company will be, and certain other persons may be, soliciting proxies in connection with the Company’s proposed extraordinary general meeting of shareholders to, among other things, approve certain amendments to its articles of association (relating to the removal of certain transfer restrictions and certain voting limitations with respect to Foster Wheeler shares) and to elect three AMEC nominees to serve on the Company’s board of directors following the closing of the offer, each of which are among the conditions to closing of the offer.

The directors and executive officers and other members of management and employees of each of AMEC and the Company may be deemed to be participants in any such proxy solicitations. Information about the Company’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2013, filed with the SEC on February 27, 2014 and in the Company’s proxy statement on Schedule 14A filed with the SEC on April 1, 2014, and is available in the proxy statement that the Company filed with the SEC in connection with the extraordinary general meeting. The Company understands that it is AMEC’s intention that information about AMEC’s directors and executive officers will be made available in the Registration Statement on Form F-4 when it is filed. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the relevant materials to be filed with the SEC regarding the transaction. Investors should read all the materials filed with the SEC carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.